UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BlackRock Corporate High Yield Fund, Inc.

BlackRock Debt Strategies Fund, Inc.

BlackRock Enhanced Capital and Income Fund, Inc.

BlackRock Enhanced Government Fund, Inc.

BlackRock Floating Rate Income Strategies Fund, Inc.

BlackRock Massachusetts Tax-Exempt Trust

BlackRock Muni Intermediate Duration Fund, Inc.

BlackRock Muni New York Intermediate Duration Fund, Inc.

BlackRock MuniEnhanced Fund, Inc.

BlackRock MuniHoldings California Quality Fund, Inc.

BlackRock MuniHoldings Fund II, Inc.

BlackRock MuniHoldings Fund, Inc.

BlackRock MuniHoldings Investment Quality Fund

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

BlackRock MuniHoldings New York Quality Fund, Inc.

BlackRock MuniHoldings Quality Fund II, Inc.

BlackRock MuniHoldings Quality Fund, Inc.

BlackRock MuniVest Fund II, Inc.

BlackRock MuniVest Fund, Inc.

BlackRock MuniYield Arizona Fund, Inc.

BlackRock MuniYield California Fund, Inc.

BlackRock MuniYield California Quality Fund, Inc.

BlackRock MuniYield Fund, Inc.

BlackRock MuniYield Investment Fund

BlackRock MuniYield Investment Quality Fund

BlackRock MuniYield Michigan Quality Fund II, Inc.

BlackRock MuniYield Michigan Quality Fund, Inc.

BlackRock MuniYield New Jersey Fund, Inc.

BlackRock MuniYield New Jersey Quality Fund, Inc.

BlackRock MuniYield New York Quality Fund, Inc.

BlackRock MuniYield Pennsylvania Quality Fund

BlackRock MuniYield Quality Fund II, Inc.

BlackRock MuniYield Quality Fund III, Inc.

BlackRock MuniYield Quality Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 30, 2014.

BLACKROCK FUNDS	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	June 3, 2014
	Date: July 30, 2014	Time: 10:30 A.M. EDT
	Location:	55 East 52nd Street 11th Floor New York, NY 10055
You are receiving this communication because you hold shares in the fund named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M76456-P54404

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 17, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M76457-P54404

Voting Items
The Board of Directors/Trustees recommends you vote FOR the following:

1.	To Elect Board Member Nominees:

01) Paul L. Audet 02) Michael J. Castellano 03) Richard E. Cavanagh 04) Frank J. Fabozzi 05) Kathleen F. Feldstein 06) James T. Flynn	07) Henry Gabbay 08) Jerrold B. Harris 09) R. Glenn Hubbard 10) W. Carl Kester 11) Karen P. Robards

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M76458-P54404

Voting Items
The Board of Directors/Trustees recommends you vote FOR the following:

1.	To Elect Board Member Nominees:

01) Paul L. Audet 02) Michael J. Castellano 03) Richard E. Cavanagh 04) Kathleen F. Feldstein 05) James T. Flynn	06) Henry Gabbay 07) Jerrold B. Harris 08) R. Glenn Hubbard 09) Karen P. Robards

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M76459-P54404

Voting Instructions

M76460-P54404